EXHIBIT 10.22

SEARCHCORE, INC.
1300 Dove Street, Suite 100
Newport Beach, CA  92660

December 31, 2012

RJM BV
Koninginneweg 189 HUIS,
1075 CP, Amsterdam,
The Netherlands

Re:           Side Letter

Gentlemen:

Pursuant to that certain Agreement and Plan of Reorganization (the “Agreement”) dated as of December 11, 2012, by and among WeedMaps Media, Inc., a Nevada corporation (“WeedMaps”), and SearchCore, Inc., a Nevada corporation, the sole shareholder of WeedMaps (“SearchCore” and, together with WeedMaps, the “Selling Parties”), on the one hand, and RJM BV, a Dutch corporation (“RJM”), on the other hand, the parties hereby further agree as follows (capitalized terms used herein and not defined shall have the meaning set forth in the Agreement):

1.	In Section 3.1.2 of the Agreement, RJM should be referred to as in good standing under the laws of the “Netherlands” rather than the “British Virgin Isles”.
2.	The Closing Date shall be December 31, 2012.
3.	In Section 2.A. of the Note, the due date for the first payment should be January 15, “2013” rather than “2012”.
4.
Pursuant to Section 3.1.6 of the Agreement, the parties agree that (i) RJM may transfer the rights to exploit assets outside the U.S. to a sister company, defined as a company owned by RJM or common control parties with RJM, without first obtaining the consent of SearchCore, (ii) RJM may transfer the assets of WeedMaps to a sister company, as defined above, without first obtaining the consent of SearchCore as long as the sister company guarantees RJM’s obligations to Search Core, and (iii) in the event of either transaction as described herein, RJM will give notice to SearchCore at least two (2) business days in advance.

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Entered into and agreed as of the date set forth above.

“RJM”	“WeedMaps”

RJM BV,	WeedMaps Media, Inc.,
a Dutch corporation	a Nevada corporation

/s/ Mario Lap	/s/ James Pakulis
By: Mario Lap	By: James Pakulis
Its: President	Its: President

“SearchCore”	/s/ Douglas Francis
Douglas Francis, an individual
SearchCore, Inc.,
a Nevada corporation
/s/ Justin Hartfield
/s/ James Pakulis	Justin Hartfield, an individual
By: James Pakulis
Its: President and Chief Executive Officer